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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 2-73650, 33-50786, 333-24703, 333-
50005, 333-50827, 333-89453, 333-48420, 333-44496, and 333-48418) and Form S-3
(Registration Nos. 33-53387 and 333-100056) of H.B. Fuller Company of our report dated February 21, 2003 relating to the consolidated financial statements, which appears in this Form 10-K405.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 28, 2003